UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4601 DTC Boulevard, Suite 750 Denver, Colorado	80237-2571
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2004, Apollo Gold Corporation (the “Issuer”) completed a private placement to Canadian purchasers of 714,285 “flow-through” common shares of the Company (the “Flow Through Shares”) for aggregate consideration of Cdn$750,000 and entered into additional agreements which are described below.

Engagement Letter

In connection with the placement of the Flow Through Shares, the Issuer entered into an Engagement Letter with Regent Mercantile Bancorp Inc. (“Bancorp”), on December 30, 2004 (the “Engagement Letter”). Pursuant to the Engagement Letter, Bancorp received an underwriting commission equal to 6.5% of the gross proceeds from the placement of the Flow Through Shares. The Engagement Letter contains certain covenants that, among other things, the Issuer will not sell or grant any securities of the Issuer, subject to certain exceptions, for a period of three-months without the prior consent of Bancorp. The foregoing description is qualified in its entirety by reference to the Engagement Letter attached to this Current Report on Form 8-K as Exhibit 1.1.

Flow Through Shares

On December 31, 2004, the Issuer entered into Subscription Agreements with Canadian purchasers for the Flow Through Shares (each a “Subscription Agreement”) pursuant to which the Issuer agreed to issue Flow Through Shares to the subscribers at a price of Cdn$1.05 for each Flow Through Share. The sale and issuance of the Flow Through Shares was completed on December 31, 2004.

The Flow Through Shares are common shares that qualify as "flow-through shares" as defined in the Income Tax Act (Canada). The gross proceeds from the sale of the flow-through shares will be used by the Issuer for exploration of the Issuer’s mineral properties at the Black Fox project located near Timmins, Ontario. These exploration costs will qualify as "Canadian Exploration Expenses" as defined in the Income Tax Act (Canada) and were renounced in favor of the purchasers of the Flow Through Shares effective on December 31, 2004. The Issuer relied on Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as the basis for an exemption from registering the sale of the Flow Through Shares under the Securities Act. The foregoing description is qualified in its entirety by reference to the forms of Subscription Agreement which are attached to this Current Report on Form 8-K as Exhibit 4.1.

Registration Rights Agreement

Each of the holders of the Flow Through Shares are parties to a Registration Rights Agreement with the Issuer (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Flow Through Shares are required to be registered for resale on a registration statement to be filed with the U.S. Securities and Exchange Commission. The registration statement registering the Flow-Through Shares is required to be filed and declared effective by the U.S. Securities and Exchange Commission by certain dates set forth in the Registration Rights Agreement. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibit 4.2.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The Information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

1.1.	Engagement Letter between the Issuer and Regent Mercantile Bancorp Inc., dated December 29, 2004.
4.1	Forms of Subscription Agreement.
4.2.	Form of Registration Rights Agreement (incorporated by reference to Schedule D to Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GOLD CORPORATION

Date: January 5, 2005	By:	/s/ R. Llee Chapman
R. Llee Chapman
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1.	Engagement Letter between the Issuer and Regent Mercantile Bancorp Inc., dated December 29, 2004.
4.1	Forms of Subscription Agreement.
4.2.	Form of Registration Rights Agreement (incorporated by reference to Schedule D to Exhibit 4.1).